Exhibit 99.2

RELIANCE BANCSHARES, INC. 10401 CLAYTON ROAD FRONTENAC, MO 63131 VOTING INSTRUCTIONS TO VOTE BEFORE THE MEETING (use one of the following methods) 1) VOTE BY INTERNET - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. 2) VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. 3) VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Proxy Services, P.O. Box 9111, Farmingdale, NY 11735-9543. TO VOTE DURING THE MEETING Go to www.virtualshareholdermeeting.com/RLBS2019SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY RELIANCE BANCSHARES, INC. 1. Proposal to approve the Agreement and Plan of Merger, dated as of November 13, 2018, as amended on February 11, 2019, by and between Reliance Bancshares, Inc. ("Reliance") and Simmons First National Corporation ("Simmons") pursuant to which Reliance will merge with and into Simmons, as more fully described in the Proxy Statement/Prospectus. 2. Proposal to approve one or more adjournments of the Reliance Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 1. A VOTE FOR PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS. IMPORTANT: Please sign this proxy and sign exactly as your name(s) appear(s) on your stock certificate and noted above. If stock is held jointly, signature should include both names. Personal Representatives, administrators, trustees, guardians, corporate officers, and others signing in a representative capacity should so indicate. Please indicate if you plan to participate in the Virtual Shareholder Meeting. This proxy, when properly executed and delivered, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposal No. 1 and FOR Proposal No. 2. If any other business is presented at the meeting, this proxy may be voted by the appointees designated on the reverse side with discretionary authority with respect to any other matter that may properly come before For Against Abstain Yes No Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held April 8, 2019: The Notice and Proxy Statement/Prospectus and Shareholder Letter are available at www.proxyvote.com. RELIANCE BANCSHARES, INC. Special Meeting of Shareholders April 8, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Thomas H. Brouster, Sr. and Allan D. Ivie, IV, and each of them, with or without the other, as attorneys and proxies, with full power of substitution, to vote all of the shares of Class A Common Stock, $0.25 par value, of Reliance Bancshares, Inc. ("Reliance") which the undersigned is entitled to vote at the Special Meeting of Shareholders of Reliance to be held virtually via webcast beginning at 8:00 a.m., Central Time, on April 8, 2019, and at any adjournments thereof (the "Special Meeting"): (1)as hereinafter specified upon the proposals listed on the reverse side and as more particularly describedin the Proxy Statement/Prospectus, receipt of which is hereby acknowledged; and (2) in their discretionupon such other matters as may properly come before the Special Meeting. The undersigned will be able toattend the Special Meeting and ask questions and vote during the Special Meeting via live webcast by visitingwww.virtualshareholdermeeting.com/RLBS2019SM and inputting the undersigned's unique 16-digit controlnumber indicated on the reverse side. (IF VOTING BY MAIL, YOU ARE REQUESTED TO COMPLETE, SIGN, AND RETURN THIS PROXY PROMPTLY.) E54483-TBD